UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

AppHarvest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39288	82-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (606) 653-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2021, AppHarvest, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital, LLC (“B. Riley Principal Capital”). Pursuant to the Purchase Agreement, the Company has the right to sell to B. Riley Principal Capital, up to the lesser of (i) $100,000,000 of newly issued shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) the Exchange Cap (as defined below) (subject to certain conditions and limitations), from time to time during the term of the Purchase Agreement. Sales of Common Stock pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Company, and the Company is under no obligation to sell any securities to B. Riley Principal Capital under the Purchase Agreement.

Upon the satisfaction of the conditions to B. Riley Principal Capital’s purchase obligation set forth in the Purchase Agreement (the “Commencement”), including that a registration statement registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale by B. Riley Principal Capital of shares of Common Stock issued to it by the Company under the Purchase Agreement, which the Company agreed to file with the Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement, is declared effective by the SEC and a final prospectus relating thereto is filed with the SEC, the Company will have the right, but not the obligation, from time to time at the Company’s sole discretion over the 24-month period from and after the Commencement, to direct B. Riley Principal Capital to purchase a specified amount of shares of Common Stock, not to exceed 20% of the Purchase Volume Reference Amount (as defined below) applicable to such Purchase (each, a “Purchase”), by delivering written notice to B. Riley Principal Capital prior to the commencement of trading of the Common Stock on The Nasdaq Global Select Market (“Nasdaq”) on any trading day (the “Purchase Date”), so long as, (i) the closing sale price of the Common Stock on the trading day immediately prior to such trading day is not less than the specified threshold price set forth in the Purchase Agreement and (ii) all shares of Common Stock subject to all prior purchases by Principal Capital under the Purchase Agreement have theretofore been received by B. Riley Principal Capital electronically as set forth in the Purchase Agreement.

The per share purchase price for the shares of Common Stock that the Company elects to sell to B. Riley Principal Capital in a Purchase pursuant to the Purchase Agreement, if any, will be determined by reference to the volume weighted average price of the Common Stock (the “VWAP”), during the full regular trading hour period on Nasdaq on the applicable Purchase Date, calculated in accordance with the Purchase Agreement, or, if the trading volume threshold calculated in accordance with the Purchase Agreement is reached during such regular trading hour period, then only during the portion of the regular trading hour period on the applicable Purchase Date prior to the time such volume threshold is reached, the precise commencement and ending times of such period determined in accordance with the Purchase Agreement (the “Purchase Valuation Period”), less a variable discount ranging from 3% to 5%. The applicable discount for a Purchase will depend on the aggregate number of shares of Common Stock purchased by B. Riley Principal Capital on the applicable Purchase Date for the Purchase and all Additional Purchases effected on the same Purchase Date as such Purchase (as applicable) (such amount, the “Aggregate Daily Purchase Share Amount”) relative to the Purchase Volume Reference Amount.

In addition to the regular Purchases described above (subject to certain additional conditions and limitations as described in the Purchase Agreement), the Company may also direct B. Riley Principal Capital, on the same Purchase Date on which the Company has properly submitted a Purchase Notice for a Purchase, with respect to which the Purchase Valuation Period has ended prior to 1:30 p.m., New York City time, on such Purchase Date (provided all shares of Common Stock subject to all prior Purchases and Additional Purchases effected by us under the Purchase Agreement theretofore required to have been received by B. Riley Principal Capital electronically on the applicable settlement date therefor have been so received by B. Riley Principal Capital in accordance with the Purchase Agreement), to purchase an additional amount of Common Stock (each such additional purchase, an “Additional Purchase”) by delivering written notice to B. Riley Principal Capital by no later than 1:30 p.m., New York City time, on such Purchase Date, not to exceed 20% of the Purchase Volume Reference Amount applicable to such Additional Purchase.

The per share purchase price for the shares of Common Stock that the Company elects to sell to B. Riley Principal Capital in an Additional Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a Purchase, provided that the VWAP will be measured during the portion of the normal trading hours on the applicable Purchase Date determined in accordance with the Purchase Agreement (such period, the “Additional Purchase Valuation Period”).

The “Purchase Volume Reference Amount” is the lowest of: (i) the total number of shares of Common Stock traded on Nasdaq during the trading day immediately preceding the applicable purchase date for the Purchase; (ii) the average daily number of shares of Common Stock traded on Nasdaq during the five consecutive trading day-period ending on (and including) the trading day immediately preceding the applicable purchase date for the Purchase; and (iii) the average daily number of shares of Common Stock traded on Nasdaq during the 21 consecutive trading day-period ending on (and including) the trading day immediately preceding the applicable purchase date for the Purchase. If the Aggregate Daily Purchase Share Amount for a Purchase is equal to or less than 6.67% of the Purchase Volume Reference Amount applicable to such Purchase, the discount for such Purchase will be 3%. If the Aggregate Daily Purchase Share Amount for a Purchase or Additional Purchase, as applicable, is greater than 6.67%, but less than 15%, of the Purchase Volume Reference Amount applicable to such Purchase or Additional Purchase, the discount for such Purchase or Additional Purchase will be 4%. If the Aggregate Daily Purchase Share Amount for a Purchase or Additional Purchase is equal to or greater than 15% of the Purchase Volume Reference Amount applicable to such Purchase or Additional Purchase, the discount for such Purchase or Additional Purchase will be 5%.

There is no upper limit on the price per share that B. Riley Principal Capital could be obligated to pay for the Common Stock the Company may elect to sell to it in any Purchase or any Additional Purchase under the Purchase Agreement. The purchase price per share of Common Stock that the Company may elect to sell to B. Riley Principal Capital in a Purchase and an Additional Purchase under the Purchase Agreement will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the applicable Purchase Valuation Period for such Purchase or during the applicable Additional Purchase Valuation Period for such Additional Purchase.

From and after Commencement, the Company will control the timing and amount of any sales of Common Stock to B. Riley Principal Capital. Actual sales of shares of Common Stock to B. Riley Principal Capital under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Company’s Common Stock and determinations by the Company as to the appropriate sources of funding for its business and its operations.

Under the applicable Nasdaq rules, in no event may the Company issue to B. Riley Principal Capital under the Purchase Agreement more than 20,143,404 shares of Common Stock, which number of shares is equal to 19.99% of the shares of the Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average price per share paid by B. Riley Principal Capital for all of the shares of Common Stock that the Company directs B. Riley Principal Capital to purchase from the Company pursuant to the Purchase Agreement, if any, equals or exceeds $5.11 per share (representing the lower of the official closing price of the Common Stock on Nasdaq on the trading day immediately preceding the date of the Purchase Agreement and the average official closing price of the Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the Purchase Agreement, as adjusted pursuant to applicable Nasdaq rules). Moreover, the Company may not issue or sell any shares of Common Stock to B. Riley Principal Capital under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by B. Riley Principal Capital and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and Rule 13d-3 promulgated thereunder), would result in B. Riley Principal Capital beneficially owning more than 4.99% of the outstanding shares of Common Stock.

The net proceeds under the Purchase Agreement to the Company will depend on the frequency and prices at which the Company sells shares of its stock to B. Riley Principal Capital. The Company expects that any proceeds received by it from such sales to B. Riley Principal Capital will be used for working capital and general corporate purposes.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement other than a prohibition on entering (with certain limited exceptions) into a “Variable Rate Transaction,” as defined in the Purchase Agreement. B. Riley Principal Capital has agreed that none of B. Riley Principal Capital, its officers, its sole member or any entity managed or controlled by B. Riley Principal Capital or its sole member will engage in or effect, directly or indirectly, for its own account or for the account of any other of such persons or entities, any short sales of the Common Stock or hedging transaction that establishes a net short position in the Common Stock during the term of the Purchase Agreement.

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the date of the Commencement, (ii) the date on which B. Riley Principal Capital shall have purchased from the Company under the Purchase Agreement shares of Common Stock for an aggregate gross purchase price of $100 million, (iii) the date on which the Common Stock shall have failed to be listed or quoted on Nasdaq or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company makes a general assignment for the benefit of creditors. The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, upon ten (10) trading days’ prior written notice to B. Riley Principal Capital. The Company and B. Riley Principal Capital may also agree to terminate the Purchase Agreement by mutual written consent, provided that no termination of the Purchase Agreement will be effective during the pendency of any Purchase that has not then fully settled in accordance with the Purchase Agreement. Neither the Company nor B. Riley Principal Capital may assign or transfer the Company’s respective rights and obligations under the Purchase Agreement or the Registration Rights Agreement, and no provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the Company or B. Riley Principal Capital.

As consideration for B. Riley Principal Capital’s commitment to purchase shares of Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the Purchase Agreement, upon execution of the Purchase Agreement, the Company issued 197,628 shares of Common Stock to B. Riley Principal Capital.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to, and incorporate herein by reference, the full text of the Purchase Agreement and the Registration Rights Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any Shares, nor shall there be any sale of Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

In the Purchase Agreement, B. Riley Principal Capital represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)). The securities referred to in this current report on Form 8-K are being issued and sold by the Company to B. Riley Principal Capital in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On December 15, 2021, the Company issued a press release (the “Press Release”) announcing the Purchase Agreement. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of the Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Common Stock Purchase Agreement, dated December 15, 2021, by and between the Company and B. Riley Principal Capital, LLC
10.2	Registration Rights Agreement, dated December 15, 2021, by and between the Company and B. Riley Principal Capital, LLC
99.1	Press Release, dated December 15, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: December 15, 2021

	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer